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                                                                   Exhibit 10.15
Final

     LEASE AGREEMENT made this day 6th of June, 2001, by and between Gesa B. Vogt, Premium Point, New Rochelle, New York, 10801, (hereinafter "Landlord") and CORNERSTONE BANCORP INC., of 550 Summer Street, Stamford, CT 06901.

                               W I T N E S S E T H

WHEREAS, Landlord is the owner of the premises located at 1071 Post Road East, Westport, CT (the Building);

WHEREAS, Tenant wishes to lease from Landlord and Landlord wishes to lease to Tenant approximately 1700 square feet on the main floor of the building;

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, and of the other good and valuable consideration, the receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

     1. Premises. Landlord hereby leases to Tenant and Tenant hereby accepts and
        --------
agrees to rent from Landlord approximately 1700 square feet on the first floor of the property know as 1071 Post Road East, Westport, Connecticut, (hereinafter "Building", "Buildings", "Premises" or "Leased Premises").

     2. Term.
        ----

          (a) The term of this Lease shall be five (5) years, commencing on the later of (i) July 1, 2001 and (ii) seven (7) days after Landlord completes Landlord's Work as hereinafter defined and ending 60 months thereafter unless terminated earlier pursuant to the terms of this lease or by law (hereinafter "Lease Term")'.

          (b) Provided the Tenant shall not then be in default of the terms of this Lease, it shall have the option to renew the Lease for one (1) renewal term of five year under the provision of paragraph 35 of this lease.

     3. Rent
        ----

          (a) Throughout the Term Tenant shall pay rent monthly in advance on the first day of each month and without prior demand, deduction, or set-of, except that upon execution of this Lease by Tenant, and in addition to the Security Deposit required as herein below set forth, Tenant shall pay the last month's rent of $6,149.00.

          (b) During the entire Term, but commencing on July 1, 2001, Tenant shall pay a fixed annual Base Rent, exclusive of electricity, which is metered separately to the premises and is the exclusive responsibility of the Tenant, (hereinafter "Rent") as follows:

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          Year 1:   $59,500.00   @ $4,958.33 each month
          Year 2:   $61,200.00   @ $5,100.00 each month.
          Year 3:   $62,900.00   @ $5,241.66 each month.
          Year 4:   $64,600.00   @ $5,383.33 each month.
          Year 5:   $66,300.00   @ $5,525.00 each month.

          (c) If Tenant shall fail to pay any installment of Annual Rent or Additional Rent, if any as herein below defined, within 10 days of its due date, Tenant shall pay to Landlord a service charge of 5% per cent of such unpaid amount. This fee is not a penalty but reflects the parties' estimate as to the expected costs and damages incurred by the Landlord by reason of Tenant's late payment. This provision shall not be construed to modify in any way either any due dates specified in this Lease Agreement of the default provisions of Paragraph 16.

     4. Security. As security for the faithful performance of this Lease the
        --------
Tenant has deposited with the Landlord the sum of SIX THOUSAND ONE HUNDRED FORTY-NINE ($6,149.00) DOLLARS (hereinafter "Security Deposit"). Such Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that such deposit shall not be considered an advance payment of rental or a measure of landlord's damages in case of default by Tenant. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy, use such deposit to the extent necessary to make good any arrearages of rent and other damages, injury, expense or liability caused to Landlord by such event of default. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance on such deposit shall be returned by Landlord to Tenant within a reasonable period of time after the termination of this Lease. If Landlord transfers its interest in the Premises during the Lease Term, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit.

     5. Additional Rent. In addition to the Base Rent the Tenant shall pay as
        ---------------
additional rent all sums which become due and payable or are assessed for time periods during the lease terms for the following proportionate Expenses to the extent such Expenses exceed the cost of same for the "Base Year" as hereinafter defined, which are deemed to include proportionate tax and insurance increases, and the proportionate cost of systems maintenance, waste collection, yard cleaning, snowplowing and sanding in icy conditions. The Base Year for calculating Tenant's proportionate share of Expenses shall be the calendar year 2001. All Base Rent and Additional Rent (for default in payment of which Landlord shall have the same rights and remedies as for a default in payment of Fixed Rent) shall be paid, in lawful money of the United States of America to Landlord at its offices, or at such other place as landlord may designate by notice to Tenant.

          (a) Cost of providing all utilities including the cost of water, sewer, power, heating, lighting, air conditioning and ventilating, and all surcharges and assessments and other government levies therefor shall be tenant's responsibility. Cost of electricity and gas used in the Premises are to be paid by tenant directly to the utility companies.

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          (b) Cost of all maintenance for the Premises and the equipment therein and thereof, including, window cleaning, trash and waste removal, janitorial and cleaning services for the Premises is tenant's responsibility.

          (c) Cost of all insurance relating to tenant's use of the Buildings, including the cost of casualty and liability insurance applicable to the Buildings.

     6. Past Due Rent. All installments of Base Rent, Additional Rent or any
        -------------
other sums which become owing by Tenant to Landlord past due for thirty (30) days or longer shall accrue interest at the maximum rate permitted by applicable law (the "Lease Interest Rate"), from the due date until payment is received.

     7. Use. Tenant may use, occupy and maintain the demised premises for the
        ---
purpose of maintaining and housing one of its banking branches and for use and occupancy of one or more of its subsidiaries and for all other purposes permitted and authorized by laws and regulations of the town of Westport, the State of Connecticut or the USA. Except for the cost and expenses of obtaining municipal approvals for the use of the Premises for banking purposes (including without limitation the cost of applying for and perfecting the approval of the Westport Planning and Zoning Commission), which expense shall be the expense of the Landlord, Tenant shall be responsible for obtaining all required permits and approvals necessary for its contemplated use of the Leased Premises.

     8. Tenant's Alterations. Additions or Improvements.
        -----------------------------------------------

          (a) Tenant will not make or permit anyone to make any alterations, installations, changes, decorations, replacements, additions or improvements ("Alterations") structural or otherwise, in or to the Premises, without the prior written consent of Landlord and pursuant to plans and specifications as approved by Landlord not to be unreasonably withheld or delayed. All Alterations may be done by Tenant's contractor and subcontractors, approved in writing by Landlord, at Tenant's sole expense, it being understood that Tenant shall procure and maintain and shall cause such contractors and subcontractors engaged by or on behalf of Tenant to procure and maintain insurance coverage against such risks, in such amounts and with such companies as Landlord may reasonably require in connection with the making of any such Alterations. All such Alterations permitted by Landlord must conform to all rules and regulations established from time to time by the underwriters' association of the local area [New England Board of Fire Underwriters] and conform to all requirements of the Federal, state and local governments, Tenant, at its expense, shall obtain all necessary governmental permits and certificates for the commencement and prosecution of all Alterations and for final approval thereof Tenant shall cause all such Alterations to be completed in accordance with all applicable laws, with the plans as approved by Landlord and in good and workmanlike manner.

          (b) All Alterations except moveable trade fixtures upon the Premises (whether with or without the prior written consent of Landlord) shall, remain upon the Premises and be surrendered with the Premises at the expiration of this Lease without disturbance, molestation or injury.

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          (c) Tenant shall pay for all materials constituting Tenant's
Alterations, and Tenant agrees that none of such materials shall be at any time subject to or encumbered by any lien, security interest, encumbrance, charge, installment sales contract or the interest of any other person, firm or corporation whether created voluntarily or involuntarily.

          (d) Tenant shall pay to Landlord any increase in the amount of taxes payable by Landlord and which increase is attributable to Tenant's Alterations, such payment to be made within thirty (30) days after landlord's written demand therefor.

          (e) Tenant will indemnify and hold Landlord harmless from and against any and all expense, liens, claims or damages to person or property which may or night arise directly or indirectly by reason of the making of any Alterations.

          (f) If any such Alterations are made without the prior written consent of Landlord, Landlord may correct or remove the same and Tenant shall be liable for any and all expenses incurred by Landlord in the performance of this work.

     9. Mechanics' Liens. If any mechanics' or materialmen's lien is filed
        ----------------
against the Premises, the Building and/or Land, for work claimed to have been done for, or materials claimed to have been furnished to, Tenant, such lien shall be discharged by Tenant within thirty (30) days thereafter, at Tenant's sole cost and expense, by the payment thereof or by filling any bond required by law. If Tenant shall fail to discharge any such mechanics' or materialmen' s lien, Landlord may, at its option, discharge the same and treat the cost thereof as Additional Rent payable with the monthly installment of rent next becoming due; it being hereby expressly covenanted and agreed that such discharge by Landlord shall not be deemed to waive, or release, the default of Tenant in not discharging the same.

     10. Indemnification. Landlord shall not be liable for and Tenant will
         ---------------
indemnify and save harmless Landlord of and from all fines, suits, claims, demands, losses and actions (including attorney's fees) for any injury to person or damage to or loss of property on or about the Premises caused by any act, omission, neglect or misconduct of, or breach of this Lease by Tenant, its employees, agents, subtenants, invitees, or by any other person entering the Premises or the Building under express or implied invitation of Tenant, or arising out of Tenant's use of the Premises. Subject to applicable state law, Landlord shall not be liable or responsible for any loss or damage to any property or death or injury to any person occasioned by theft, fire, act of God, public enemy, criminal conduct of third parties, injunction, riot, strike, insurrection, way, court order, requisition or other act of governmental body or authority, by other tenants of the Building or any other matter beyond the control of landlord, or, except as set forth herein, for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any cause whatever except landlord's gross negligence or intentional wrongdoing.

     11. Assignment.
         ----------

          (a) Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed; (i) assign or in any manner transfer this Lease or any

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estate or interest thereon, or (ii) permit any assignment of this Lease or any estate or interest therein by operation of law, or (iii) sublet the Premises or any part thereof, or (iv) grant any license, concession or other right of occupancy of any portion of the Premises, or (v) permit the use of the premises by any parties other than Tenant, its agents and employees, and any such acts without Landlord's prior written consent shall be void and of no effect. Consent by Landlord to one or more assignments or sublettings shall not operate as a waiver of landlord's rights as to any subsequent assignments and subletting, Tenant and any guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of the Tenant's obligations under this Lease. If an event of default, as hereinafter defined, should occur while the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, may at its option collect directly from such assignee or sublessee all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to landlord by Tenant hereunder, and Tenant hereby authorized and directs any such assignee or sublessee to make such payments of rent directly to landlord upon receipt of notice from Landlord. No direct collection by Landlord from any such assignee or sublessee shall be construed to constitute a novation or a release of Tenant or any guarantor of Tenant from the further performance of its obligations hereunder. Receipt by Landlord of rent from any assignee, sublessee or occupant of the Premises shall not be deemed a waiver of the covenant in this Lease contained against assignment and subletting or a release of tenant under this Lease. The receipt by Landlord from any such assignee or sublessee obligated to make payments of rent shall be a full and complete release, discharge, and acquittance to such assignee or sublessee to the extent of any such amount of rent so paid to Landlord.

          (b) Notwithstanding anything herein contained to the contrary, Tenant may assign or transfer this Lease, without the consent of the Landlord, in the event of a merger or such similar transaction in which the Tenant sells or transfers all or a substantial part of its business or its assets.

          (c) Tenant shall not mortgage, pledge or otherwise encumber this Lease or any estate or interest therein or in the Premises.

          (d) If Landlord consents to any subletting or assignment by Tenant as hereinabove provided, and subsequently Tenant receives any "Profit" under any such sublease in excess of the rent payable by Tenant under this Lease, then Landlord and Tenant shall share such Profit 50/50. In determining whether or not the Tenant has earned any Profit, Tenant may deduct the ordinary necessary cost of obtaining such sublet or assignment such as, for example broker's fees, fit-up costs, etc; amortized over the remaining term of the Lease and the option period if exercised by the subtenant or assignee. In no event, however, shall Tenant's entitlement to Profit extend beyond the term of this Lease and any option period exercised by the subtenant or assignee.

          (e) Landlord shall have the right to transfer, assign and convey, in whole or in part, the Building and any and all of its rights under this Lease, and in the event Landlord assigns its rights under this Lease, Landlord shall, upon transfer of the Security Deposit and last month's rent, thereby be released from any obligations arising after the date of such transfer, and Tenant agrees to attorn and look solely to such successor interest of Landlord for performance of such obligations.

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     12. Inspection. Landlord or its officers, agents, and representatives shall
         ----------
have the right to enter into and upon any and all parts of the Premises at all reasonable hours after reasonable notice (or, in any emergency, at any hour) to
(a) inspect same or clean or make repairs or alterations or additions as Landlord may deem necessary (but without any obligation to do so, except as expressly provided for herein) or (b) show the Premises to prospective tenants, purchasers or lenders; and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof, nor shall such be deemed to be an actual or constructive eviction.

     13. Condemnation. If the Premises, or any part thereof, or if the Building
         ------------
or any portion of the Building leaving the remainder of the Building unsuitable for use comparable to its use on the Commencement Date of this Lease, shall be taken or condemned in whole or in part for public purposes, or sold in lieu of condemnation, then the Lease Term shall, at the sole option of Landlord, forthwith cease and terminate; all compensation awarded for any taking (or sale proceeds in lieu thereof) shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by Tenant. Tenant hereby assigns to Landlord all rights to compensation or damages, if any, sustained by Tenant on condemnation of the premises in whole or in part under power of condemnation. Tenant reserves its rights to payment for its Alterations, Additions or Improvements and to whatever moving expenses it may be entitled.

     If any such condemnation of the Premises reduces the floor area of the Premises available for Tenant's use by more than twenty-five (25%) per cent or renders the part thereof not condemned permanently untenantable, either party hereto, by thirty (30) days' notice to the other, may terminate this Lease; but if the Lease is not so terminated, Landlord shall make such repairs, if any, as are reasonably necessary to restore the part thereof not condemned to tenantable condition. Landlord, in so doing, shall not be required to expend more than the net amount received or expected to be received by Landlord in the condemnation proceedings for damage to such part of the Premises not condemned, unless Tenant pays the amount of the excess of expenditure and, before commencement of the restoration repairs, provides Landlord with reasonable security for such payment by Tenant. Restoration repairs, if made, shall begin promptly after Tenant vacates the part of the Premises condemned and be completed with reasonable diligence, subject, however, to delays incident to governmental regulation, unavailability of material or labor and other causes beyond Landlord's control. In the event of a partial taking which does not effect a termination of this Lease but does deprive Tenant of the use of a portion of the Premises, there shall be either an abatement or an equitable reduction of the total rent, depending on the period for which and the extent to which the Premises so taken are not reasonably usable for the Permitted Use.

     14. Fire or Other Casualty.
         ----------------------

          (a) In the event that the Premises (other than Tenant's Alterations), or any part thereof, or access thereto, shall be damaged or destroyed by fire or other insured casualty, but Tenant shall continue to have reasonably convenient access to the Premises and the Premises shall not thereby be rendered unfit for use and occupancy by Tenant for the Permitted Use, Landlord shall repair such damage or destruction (except damage or destruction to Tenant's property or Tenant's Alterations) with reasonable diligence. During the period when such repair work is being conducted, the rent shall not be abated or suspended.

                                                                               6

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          (b) In the event that the Premises or any part thereof, or access thereto, shall be so damaged or destroyed by fire or other insured casualty that Tenant shall not have reasonably convenient access to the Premises or the Premises shall thereby be rendered unfit for use and occupancy by Tenant for the Permitted Use, and if in the sole judgment of Landlord the damage or destruction may be repaired within one hundred eighty (180) days after the occurrence of the damage or destruction, then Landlord shall so notify Tenant within thirty (30) days after the occurrence of the damage or destruction and Landlord shall repair such damage or destruction (except damage or destruction to Tenant's property or Tenant's Alterations) with reasonable diligence. If in the sole judgment of Landlord the Premises or means of access thereto cannot be repaired within one hundred eighty (180) days after the occurrence of the damage or destruction or if Landlord does not give Tenant the notice referred to in the preceding sentence of this Paragraph 14, then either party shall have the right to terminate the term of this Lease by giving written notice of such termination to the other party within the period of thirty (30) to forty-five (45) days after the occurrence of such damage or destruction. If neither party gives such notice of intention to terminate the term of this Lease, then Landlord shall repair the damage or destruction with reasonable diligence.

          (c) In the event that Tenant shall not have reasonably convenient access to the Premises or the Premises shall otherwise be rendered unfit for the Permitted Use by Tenant by reason of such damage or destruction, and if such damage or destruction was not caused by the negligence or willful act or omission of Tenant or any of its officers, employees, contractors, agents or invitees, then the Base Rent shall be equitably suspended or abated until Landlord shall have substantially completed the repair of the Premises and the means of access thereto.

          (d) In addition to and apart from the foregoing provisions of this Paragraph 14, (i) if more than twenty-five percent (25%) of the Premises shall be totally or almost totally damaged or destroyed by fire or other cause at any time during the last six (6) months of the term of this Lease or any renewal thereof, Landlord or Tenant may terminate the term of this Lease by giving written notice of such termination within thirty (30) days after the occurrence of such damage or destruction, and (ii) if the Building is damaged or destroyed by fire or other cause to such extent that the cost to repair the darnage or destruction as reasonably estimated by Landlord, will be more than twenty-five percent (25%) of the replacement value of the Building immediately prior to the occurrence of such damage or destruction, then Landlord may terminate the term of this Lease by giving written notice of such termination to Tenant within thirty (30) days after the occurrence of such damage or destruction.

          (e) No damages, compensation or claim shall be payable by Landlord to Tenant, or any other person, by reason of inconvenience, loss of business or annoyance arising from any damage or destruction, or any repair thereof, as is referred to in this Paragraph 14.

          (f) In addition to and apart from the foregoing provisions of this Paragraph, in the event any mortgage under a mortgage deed or security agreement on the Building should require that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this Lease shall terminate upon notice to Tenant.

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     15. Holding Over. Should Tenant, or any of its successors in interest, hold
         ------------
over the Premises, or any part thereof, after the expiration of the Lease Term, unless otherwise agreed in writing by Landlord, such holding over shall constitute and be construed as a tenancy at will only, at a daily rental equal to 1.5 times the daily rent payable for the last month of the Lease Term. In the event of an unauthorized holding over, Tenant shall indemnify Landlord against all legitmate damages by any other tenant to whom Landlord may have leased all or any part of the Premises. Nothing contained herein shall be construed as Landlord's consent for Tenant to hold over.

     16. Events of Default. The following events shall be deemed to be events of
         -----------------
default by Tenant under this Lease ("Event of Default"):

          (a) Tenant shall fail to pay within five (5) business days after notice of nonpayment any Base Rent, Additional Rent or other sums payable by Tenant hereunder (or under any other Lease now or hereafter executed by Tenant in connection with space in the Building). Landlord, however, shall only be required to provide one such notice of nonpayment in any twelve month period.

          (b) Tenant shall fail to comply with or observe any other provision of this Lease (or any other Lease now or hereafter executed by Tenant in connection with space in the Building) after thirty (30) days notice and a reasonable time period to cure.

          (c) Tenant shall desert or vacate any portion of the Premises, without payment of rent.

          (d) Either (i) the appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or any guarantor of Tenant's obligations, or (ii) a general assignment by Tenant, or any guarantor of Tenant's obligations, for the benefit of creditors, or (iii) any action taken or suffered by Tenant, or any guarantor of Tenant's obligations, under any section or chapter of the Bankruptcy Code of the United States, as amended, or under any similar law or statute of the United States or any state thereof shall constitute a default of this Lease by Tenant, and Landlord may terminate this Lease forthwith and upon notice of such termination, Tenant's right to possession of the Premises shall cease; and Tenant shall then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided in this Paragraph.

          Landlord and Tenant understand that, notwithstanding certain provisions to the contrary contained herein, a trustee or debtor in possession under the Bankruptcy Code of the United States may have certain rights to assume or assign this Lease. Landlord and Tenant further understand that in any event Landlord is entitled under the Bankruptcy Code to adequate assurances of future performance of the terms and provisions of this Lease. For purposes of any such assumption or assignment, the parties hereto agree that the term "adequate assurance" shall include at least the following:

     i. In order to assure Landlord that the proposed assignee will have the resources with which to pay the rent called for herein, any proposed assignee must have demonstrated to Landlord's satisfaction a net worth (as defined in accordance with generally accepted accounting principles consistently applied) at least as great as the net worth of Tenant

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          on the date this Lease became effective, increased by ten percent
          (10%) for each year from the effective date of the Lease through the date of the proposed assignment. The financial condition and resources of Tenant were a material inducement to Landlord in entering into this Lease.

     ii. Any proposed assignee must have been engaged in the Permitted Use for at least five (5) years prior to any such proposed assignment.

     iii. In entering into this Lease, Landlord considered extensively the Tenant's Permitted Use and determined that such Permitted Use would add substantially to Landlord's tenant balance and that were it not for Tenant's agreement to make only Tenant's Permitted Use of the Premises, Landlord would not have entered into this Lease. Landlord's overall operation will be substantially impaired if the trustee in bankruptcy or any assignee of this Lease makes any use of the Premises other than the Permitted Use as described herein.

     17. Landlord Remedies. Upon the occurrence of any Event of Default
         -----------------
specified in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any further notice or demand whatsoever:

          (a) Acceleration of Rent.
              --------------------

               i. By notice to Tenant, Landlord shall have the right to accelerate all Base Rent and all Additional Rent due hereunder and otherwise payable in installments over the remainder of the Lease Term, and, at Landlord's option, any other Additional Rent to the extent that such Additional Rent can be determined and calculated (which may be reasonably estimated by Landlord) to a fixed sum; and the amount of all of such accelerated rent, without further notice or demand for payment, shall be due and payable by Tenant within five (5) days after Landlord has so notified Tenant. Additional Rent which has not been included in accelerated rent, shall be due and payable; by Tenant during the remainder of the Lease Term, in the amounts and at the times otherwise provided for in this Lease.

               ii. Notwithstanding the foregoing or the application of any rule of law based on election of remedies or otherwise, if Tenant fails to pay the accelerated rent in full when due, Landlord thereafter shall have the right by notice to Tenant (a) to terminate Tenant's further right to possession of the Premises; and (b) to terminate this Lease under subparagraph (c) below; and if Tenant shall have paid part but not all of the accelerated rent, the portion thereof attributable to the period equivalent to the part of the Lease Term remaining after Landlord's termination of possession or termination of this Lease shall be applied by Landlord against Tenant's obligations owing to Landlord as determined by the applicable provisions of subparagraphs (d) and (f) below.

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          (b) Taking of Possession - Curing Tenant's Default

               i. After notice, Landlord shall have the right to enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any party thereof, by legal process, without being liable for prosecution or any claim for damages therefor. No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of termination is given to Tenant.

               ii. With or without re-entering and taking possession of the Premises, and with or without notice to Tenant, Landlord may make any payment which Tenant was obligated but failed to make under this Lease, and perform or attempt to perform any other obligation of Tenant under this Lease which Tenant has failed to perform.

          (c) Termination of Lease.
              --------------------

               i. By notice to Tenant, Landlord shall have the right to terminate this Lease as of a date specified in the notice. Tenant's rights to the possession and use of the Premises shall end absolutely as of the specified termination date, and this Lease shall terminate in all respects except for the provisions hereof regarding Landlord's damages and Tenant's liabilities arising prior to, out of and following the Event of Default and the ensuing termination, and the provisions hereof which by their terms survive termination.

               ii. Following such termination (as well as upon any other termination of this Lease by expiration of the Lease Term or otherwise) Landlord immediately shall have the right to recover possession of the Premises through legal process; and to that end, Landlord may enter the Premises and take possession, and in so doing Landlord may remove Tenant's property (including any improvements or additions to the Premises which Tenant made, unless made with Landlord's consent which expressly permitted Tenant to not remove the same upon expiration of the Lease Term), as well as the property of others as may be in the Premises, and make disposition thereof in such manner as Landlord may deem to be commercially reasonable under the circumstances.

          (d)  Tenant's Continuing Obligations - Landlord's Re-letting Rights.
               --------------------------------------------------------------

               i. Unless and until Landlord shall have terminated this Lease, Tenant shall remain fully liable and responsible to perform all of the covenants and to observe all of the conditions of this Lease throughout the remainder of the Lease Term, and, in addition, Tenant shall pay to Landlord, on demand and with interest thereon at the maximum rate permitted by law from the due date until paid, the total sum of all costs, losses and expenses, including reasonable counsel fees, as Landlord incurs, directly or indirectly, because of any Event of Default having occurred.

               ii. If Landlord either terminates Tenant's right to possession without terminating the Lease or terminates this Lease and Tenant's leasehold estate as above provided, Landlord shall have the unrestricted right to re-let the Premises or any part thereof to such tenants, on such provisions, and for such periods as Landlord may deem appropriate. It is understood that Landlord shall have no obligation to have the Premises available for re-letting or otherwise endeavor to re-let so long as Landlord (or any affiliated entity) has other comparable or competing vacant space or property available for leasing to other parties in the Building or in other buildings in the general market area of which the Building is a part; and that notwithstanding non-availability of other space or property, Landlord's obligation to mitigate damages shall be limited to such efforts as may be commercially reasonable in Landlord's reasonable judgment. Landlord shall mitigate its damages by listing the Premises as available to lease with a real estate broker.

          (e) Except as otherwise provided herein, Tenant, for itself, and on behalf of any and all persons claiming through or under Tenant, including creditors of all kinds, does hereby waive and surrender all right and privilege, so far as is permitted by law, which they or any of them might have under or by reason of any present or future law, of the service of any notice of intention to reenter and also waives any and all right of redemption or reentry or repossession in case Tenant shall be dispossessed or ejected by process of law or in case of re-entry or repossession by Landlord after thirty (30) days notice or in case of any expiration or termination of this Lease as herein provided.

          Tenant waives Tenant's rights, if any, to designate the items against which any payments made by Tenant are to be credited, and Tenant agrees that Landlord may apply any payments made by Tenant to any items it sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items against which any such payments shall be credited.

          Tenant waives Tenant's rights, if any, to assert a counter-claim in any summary proceeding brought by Landlord against Tenant, and Tenant agrees to assert any such claim against Landlord only by way of a separate action or proceeding.

          (f)  Landlord Damages.
               ----------------

               1. The damages which Landlord shall be entitled to recover from Tenant shall be the sum of:

                    a. all Rent accrued and unpaid as of the termination date;

                    b. (1) all costs and expenses incurred by Landlord in recovering possession of the Premises including removal and storage of Tenant's property, improvement and Alterations, (2) the costs and expenses of curing or attempting to cure any default by Tenant, (3) the costs and expenses of restoring the Premises to the condition in which the same were to have been surrendered by Tenant as of the date of termination, (4) the costs of re-letting (exclusive of those covered by the foregoing) including brokerage fees and reasonable counsel fees, and (5) any special overhead expenses related to the vacancy of the Premises not in excess often percent (10%) of the monthly Base Rent otherwise to be paid by Tenant over the remainder of the Lease

     Term, for each month or partial month between the date of termination and the re-letting of the entire Premises; and

                    c. all Base Rent and Additional Rent and any other sums (to the extent hat the amount of Additional Rent has been then determined or estimated as provided above) otherwise payable by Tenant over the remainder of the Lease Term;

                    d. Less [deducting from the total determined under subparagraphs (a), (b) and (c)] all rent and additional rent which Landlord receives from other tenants by reason of the leasing of the Premises or part thereof during or attributable to any period failing within what would otherwise have been the remainder of the Lease Term.

                    e. The damages payable by Tenant under the preceding provisions of this subparagraph (e) shall be payable on demand from time to time as the amounts are determined; and if Landlord's subsequent receipt of rent as aforesaid from re-letting shall create any excess payment(s) by Tenant by reason of the crediting of such rent thereafter received, the excess payment(s) shall be refunded by Landlord to Tenant, without interest.

               2. Landlord agrees to utilize commercially reasonably efforts to mitigate its damages.

     18. Tenant Remedies. Tenant specifically agrees to look solely to
         ---------------
Landlord's interest in the Building for the recovery of any judgment from Landlord; it being agreed that Landlord, or if Landlord is a partnership, its partners whether general or limited, or if Landlord is a corporation, its directors, officers and shareholders, shall not be personally liable for any judgment.

     19. Surrender of Premises. At the expiration or sooner termination of this
         ---------------------
Lease, Tenant shall promptly quit and surrender the Premises in broom-clean condition, reasonable wear and tear excepted, and shall deliver all keys and combinations to locks, safes and vaults to Landlord. Before surrendering said Premises, Tenant shall remove all (i) its personal property, (ii) its signs, and
(iii) if requested by Landlord pursuant to Paragraph 8, trade fixtures, and will repair any damage caused thereby. Tenant's obligations under this Paragraph shall survive the expiration of the Lease Term. If Tenant fails to remove its property upon the expiration or sooner termination of this Lease, the said property shall be deemed abandoned and shall become the property of Landlord and Tenant shall be liable to Landlord for all costs incurred by Landlord related to such property. No act or thing done by Landlord or its agents during the Lease Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and signed by Landlord.

     20. Attorney's Fees. In case it should be necessary or proper for either
         ---------------
party to bring any action under this Lease or to consult or place said Lease, or any amount payable hereunder, with an attorney concerning or for the enforcement of a party's rights hereunder, then each party agrees in each and any such case to pay to the prevailing party a reasonable attorney's fee.

     21. Certain Rights Reserved by Landlord. Except as herein provided,
         -----------------------------------
including the Rider and provided the Landlord proceeds in a commercially reasonable manner to minimize disruption to Tenant's business, Landlord shall have the following rights, exercisable upon reasonable notice and without liability to Tenant for damage or injury to property, persons or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use of possession or giving rise to any claim or set off or abatement of rent:

          (a) To decorate and to make repairs, alterations, changes or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space and corridors in the Building, to interrupt or temporarily suspend Building services and facilities and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Building, all without abatement of rent or affecting any of Tenant's obligations hereunder, so long as the Premises are reasonably accessible, and Tenant is not unreasonably disturbed.

          (b) To have and retain a paramount title to the Premises free and clear of any act of Tenant purporting to burden or encumber them.

     22.  No Subrogation - Liability Insurance.
          ------------------------------------

          (a) Each party hereto hereby waives any cause of action it might have against the other party on account of any loss or damage that is insured against under any insurance policy (to the extent that such loss or damage is recoverable under such insurance policy) that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements or business and which names Landlord or Tenant, as the case may be, as a party insured, it being understood and agreed that this provision is cumulative with other provisions of this Lease. Each party hereto agrees that it will use its best efforts to require its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

          (b) Tenant shall procure and maintain throughout the Lease Term a policy or policies of insurance at its sole cost and expense and in amounts of not less than a combined single limit of $ 1,000,000 or such other amounts as Landlord may from time to time reasonably require, issued by insurance carriers reasonably satisfactory to Landlord, insuring Tenant and Landlord against any and all liability to the extent obtainable for injury to or death of a person or persons or damage to property occasioned by or arising out of or in connection with the use, operation and occupancy of the Premises. Tenant shall furnish a certificate of insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverage required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days prior to cancellation or material change of any such issuance.

     23. Brokerage. Except as provided in the Basic Lease Information, Tenant
         ---------
warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Lease other than Hampe Real Estate of Westport and agrees to indemnify Landlord against all costs, expenses, attorney's fees or other liability for commissions or other compensation or charges claimed by any broker or agent claiming the same by, through or under Tenant, provided same are a result of a final judgment. As an inducement to the foregoing indemnity, Landlord represents that it has no listing agreement other than with Hampe and will pay all commissions due Hampe per such listing agreement.

     24. Estoppel Certificate. Tenant agrees to furnish from time to time when
         --------------------
requested by Landlord, the holder of any mortgage or the lessor under any ground lease covering all or any part of the Building or the improvements therein or the Premises or any interest of Landlord therein, a certificate signed by Tenant confirming and containing such factual certifications and representations deemed appropriate by Landlord, the holder of any mortgage or the lessor under any ground lease covering all or any part of the Building or the improvements therein or the Premises or any interest of Landlord therein, and Tenant shall, within ten (10) days following receipt of said proposed certificate from Landlord, return a fully executed copy of said certificate to Landlord. In the event Tenant shall fail to return a fully executed copy of such certificate to Landlord within the foregoing ten (10) day period, then Tenant shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in such certificate.

     25. Notices. Each provision of this Agreement, or any applicable government
         -------
laws, ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

          (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address set forth in the first Paragraph hereof or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

          (b) Any notice or document required to be delivered hereunder shall be deemed to be delivered if actually received and whether or not received when deposited in the United States mail, postage prepaid, certified or registered mail (with or without return receipt requested), addressed to the parties hereto at the respective addresses set forth in the first Paragraph hereof or at such other address as either of said parties have theretofore specified by written notice delivered in accordance herewith.

     26. Force Majeur. Whenever a period of time is herein prescribed for action
         ------------
to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, or causes of any kind whatsoever which are beyond the control of Landlord nor shall the obligations of Tenant hereunder be affected or impaired by any such delays.

     27. Separability. If any clause or provision of this Lease is illegal,
         ------------
invalid, or unenforceable under present or future laws effective during the Lease Term, then in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby.

     28. No Waiver; Binding Effect. No provision of this Lease shall be deemed
         -------------------------
to have been waived by Landlord unless such waiver be in writing signed by Landlord and addressed to Tenant, nor shall any custom or practice which may evolve between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof The terms and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

     29. Quiet Enjoyment. Provided Tenant has performed all of the terms and
         ---------------
conditions of this Lease, including the payment of Base Rent and Additional Rent, to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the Lease Term, without hindrance from Landlord, subject to the terms and conditions of this Lease.

     30. Joint and Several Liability. If there be more than one Tenant, the
         ---------------------------
obligations hereunder imposed upon Tenant shall be joint and several. If there be a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever, including without limitation, in case of any amendments hereto, waivers hereof or failure to give such guarantor any notices hereunder.

     31. Notice to Lender. If the Premises or the Building or any part thereof
         ----------------
are at any time subject to a first mortgage or other similar instrument and this Lease or the rentals are assigned to such mortgagee, trustee or beneficiary and Tenant is given written notice thereof, including the post office address of such assignee, then Tenant shall not terminate this Lease or abate rentals for any default on the part of the Landlord without first giving written notice by certified or registered mail, return receipt requested, to such assignee, specifying the default in reasonable detail, and affording such assignee a reasonable opportunity to make performance, at its election, for and on behalf of Landlord.

     32. Attornment. Upon receipt of a nondisturbance agreement reasonably
         ----------
acceptable to Tenant, Tenant shall attorn to and recognize the purchase or assignment of Landlord's interest in the Property for the balance then remaining of the Term, and shall execute and deliver such instrument confirming such attornment as may be requested by Landlord or any current or future lender of Landlord.

     33. Subordination. Upon receipt of a nondisturbance agreement reasonably
         -------------
acceptable to Tenant, this Lease is subject and subordinate to all mortgages which may now or hereafter affect the real property of which the demised premises are a part. This clause shall be self- operative, and no further instrument of subordination shall be required by any mortgagee, In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request. Prior to or simultaneously with a request for subordination under this Article, landlord shall deliver an agreement from any mortgagee that Tenant's right to possession pursuant to the term of this Lease shall not be disturbed.

     34. Miscellaneous.
         -------------

          (a) Captions. The captions contained in this Lease are for the
              --------
conveniences of reference only, and in no way limit or enlarge the terms and conditions of this Lease.

          (b) No Partnership. Nothing contained in this Lease shall be deemed or
              --------------
construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of Landlord and Tenant.

          (c) Benefit and Burden. The provisions of this Lease shall be binding
              ------------------
upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, successors and assigns. Landlord may freely and fully assign its interest hereunder.

          (d) Entire Agreement. This Lease, together with the Exhibits attached
              ----------------
hereto, contains and embodies the entire agreement of the parties hereto, and no representations, inducements or agreements, oral or otherwise, between the parties not contained in this Lease and the Exhibits, shall be of any force or effect. This Lease may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by both parties hereto.

          (e) Compliance With Applicable Law and Regulations. This Lease and the
              ----------------------------------------------
rights and obligations of both parties hereto hereunder shall be governed by the laws of the State of Connecticut without reference to Connecticut's choice of law principles. During the Term Tenant shall, at its own cost and expense, observe and comply with all present and future laws, ordinances, requirements, orders, directions, rules an regulations of the Federal, State, County and Municipal Governments and of all other governmental authorities affecting the demised premises or appurtenances or any part thereof, and of all their respective departments, bureaus and officials, and of the insurance underwriting board or insurance inspection bureau having jurisdiction, or any other body exercising similar function, and of all insurance companies writing policies covering the demised premises or any part thereof, provided, however, that in the event that such laws, ordinances, requirements, orders, directions, rules or regulations require alterations, changes, additions, improvements or repairs, either inside or outside, structural or non-structural, extraordinary or ordinary, or otherwise, to or in and about the demised premised, or the building thereon, such alterations, changes, additions, improvements or repairs shall be made by Landlord, at Landlord's own expense, unless such alterations, changes, additions, improvements or repairs shall be required as a result or by reason of the manner of use or occupation of the demised premises or any part thereof by Tenant or any occupant thereopf, in which event, such alterations, changes, additions, improvements or repairs shall be made by Tenant at Tenant's own cost and expense.

          (f) Gender. Words of any gender used in this Lease shall be held and
              ------
construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

          (g) No Warranty of Tenant Plans by Landlord. Any approval by Landlord
              ---------------------------------------
or Landlord's architects and/or engineers of any of Tenant's drawings, plans and specifications which are prepared in connection with any construction of improvements in the Premises shall not in any way be construed or operate to bind Landlord or to constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, for any use, purpose, or condition, but such approval shall merely be the consent of Landlord as may be required hereunder in connection with Tenant's construction of improvements in the Premises in accordance with such drawings, plans and specifications.

          (h) No Merger. There shall be no merger of this Lease or of the
              ---------
leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in such leasehold estate as well as the fee estate in the leasehold Premises or any interest in such fee estate.

          (i) No Representations. Neither Landlord nor Landlord's agents or
              ------------------
brokers have made any representation or promises with respect to the Premises, the Building or the Land, except as herein expressly set forth and no rights, easements or licenses are required by Tenant by implication or otherwise, except as expressly set forth in the provisions of this Lease.

          (j) No Offer. The submission of this Lease to Tenant shall not be
              --------
construed as an offer, nor shall Tenant have any rights with respect thereto unless and until Landlord shall, or shall cause its managing agent to, execute a copy of this Lease and deliver the same to Tenant.

          (k) Corporate Authority. If Tenant signs as a corporation, each of the
              -------------------
persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, qualified to do business in the State of Connecticut, that the corporation has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so.

          (l) No Recordation. Tenant may record a Notice of Lease on the land
              --------------
records with the prior consent of Landlord, not to be unreasonably withheld.

          (m) Succession. This agreement shall inure to the benefit of and be
              ----------
binding upon the respective parties hereto and their respective heirs, successors and, except as otherwise provided in this lease, assigns.

     35. Landlord's Liability Limitation. The liability of Landlord to Tenant
         -------------------------------
for fulfillment of any obligation of Landlord or for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Building and the Land; Tenant shall look solely to such interest for satisfaction thereof, and Landlord shall not be personally liable for any deficiency.

     36. Option to Extend. Provided Tenant is not in Default, Tenant shall have
         ----------------
the option to Extend the Lease for one five (5) year term. In order to exercise the option, Tenant must give Landlord written notice of its intention to do so not less than nine (9) months prior to the end of the Lease. During the option term there shall be no change in the terms and conditions of the herein Lease Agreement, except that the new Base Rent and annual increases shall be at FAIR Market as determined at the time the Option to Extend is exercised. There shall be no further option to extend. If the Landlord and the Tenant are unable to agree on Fair Market Value, such Fair Market Value shall be determined by a panel of licensed commercial real estate appraisers - one picked by the Landlord, one picked by the Tenant and the third picked by agreement between the Landlord's appraiser and Tenant's appraiser. All such appraisers shall be familiar with Westport property with at least five years of appraisal experience.

     37. Signage. Tenant is allowed to affix signage at the building's facade
         -------
and at the street, provided tenant receives permission from the relevant Westport authorities. Tenant may occupy 50% of the space of the street sign.

     38. Landlords Work. Landlord will rework the premises at Landlords expense
         --------------
into "Plain Vanilla Box" shape, including a full ceiling, lighting, HVAC, leveled smooth floors and ADA qualified lavatory facilities on the first floor. Additionally, Landlord shall perform and comply with those items required of Landlord to be performed by the Westport Planning and Zoning Commission per Resolution No. 01-036.

     39. "As Is" Condition.
          ----------------

          (a) Tenant, by entering into occupancy of any part of the Premises, shall be deemed to have agreed that Landlord, up to the time of such occupancy, had performed all its obligations hereunder, subject to Tenant's punch list to be delivered within fifteen (15) days of Tenant's occupancy.

          (b) Any leasehold improvements shall be performed by Tenant at its sole expense, and in accordance with requirements of Paragraph 8 of this Lease.

     40. Right of First Refusal. Tenant has the right of first refusal for that
         ----------------------
portion cf the first floor, not now occupied by Tenant, whenever it becomes available for lease, provided Tenant is not in default under this lease. This right has to be exercised in writing by responding to Landlord within 14 days after receipt of Landlords notification and at the higher of the present rental or the rate offered by a prospective tenant.

     41. Electricity To Be Paid For By Landlord. Tenant will invoice Landlord
         --------------------------------------
monthly for a portion of the electric bill, provided the adjacent first floor space is occupied by a tenant, and provided Tenant themselves do not occupy the entire retable space on the first floor. The following formula will be used for invoicing: Dollar amount of electricity consumed divided by 2440 and then multiplied by 550, equals amount to be invoiced to Landlord.

Dated as of the 6th day of June, 2001.

WITNESS:                                    LANDLORD: GESA B. VOGT


/s/ Carmelita Minkler                       BY: /s/ Gesa B. Vogt
--------------------------------                --------------------------------


                                            TENANT:
/s/ Sharon A. Moore
--------------------------------            CORNERSTONE BANCORP INC.


/s/ Carmelita Minkler                       BY: /s/ Jay M. Forgotson
--------------------------------                --------------------------------
                                                Jay M. Forgotson,
                                                its President & CEO

STATE OF CONNECTICUT)
                    )SS: Stamford
COUNTY OF FAIRFIELD )

Personally appeared GESA B. VOGT, signer and sealer of the foregoing instrument, and acknowledged the same to be her free act and deed before me.


                                            /s/ Carmelita Minkler
                                            ------------------------------------
                                            Notary Public/Commissioner of
                                            the Superior Court

                                                      CARMELITA MINKLER
STATE OF CONNECTICUT)                                   Notary Public
                    )SS: Stamford               Fairfield County, Connecticut
COUNTY OF FAIRFIELD )                        My Commission Expires June 30, 2004

Personally appeared, JAY M. FORGOTSON, President and CEO of CORNERSTONE BANCORP INC., signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed and the free act and deed of said company, before me.

                                            /s/ Carmelita Minkler
                                            ------------------------------------
                                            Notary Public/Commissioner of
                                            the Superior Court

                                                      CARMELITA MINKLER
                                                        Notary Public
                                                Fairfield County, Connecticut
                                             My Commission Expires June 30, 2004

RIDER A TO LEASE AGREEMENT BETWEEN GESA B. VOGT,("LANDLORD") AND CORNERSTONE BANK, ("TENANT") FOR PREMISES LOCATED AT 1071 POST ROAD EAST, WESTPORT, CONNECTICUT
--------------------------------------------------------------------------------

     The following provisions are added to and made a part of the Lease:

     1. Landlord's Work. In addition to all of the work required hereunder, the
        ---------------
Landlord will cause the side yard adjacent to the Premises to be cleaned up and delivered to the Tenant prior to the Commencement Date free of debris, litter and overgrowth of existing vegetation.

     2. Lease Contingency. (a) This lease is contingent upon Landlord, at
        -----------------
Landlord's sole cost and expense, obtaining all municipal approvals for the operation of a bank branch at the the Premises including such approvals as may be required for a drive-up teller window. In the event such approvals have not been obtained by July 31, 2001, either party may terminate this Lease upon written notice provided such notice is issued prior to August 15, 2001.

     (b) This lease is further contingent upon Tenant, at Tenant's sole cost and expense, obtaining approval from the Connecticut Banking Commissioner for the use of the Premises as a bank branch. In the event such approval has not been obtained by July 31, 2001, either party, may terminate this lease upon written notice provided such notice is issued prior to August 15, 2001.

     3. Parking. Landlord recognizes and acknowledges that convenient automobile
        -------
access, maintenance and use of a drive-up teller window and parking for Tenant's customers is critical to the useful operation of Tenant's business. Landlord agrees not to build any buildings on the land of which the premises are a part other than as are presently situated thereon and that thirty-nine (39) of the present forty-one (41) parking spaces shall remain devoted to, marked, lighted (as presently lighted) and paved parking. Landlord agrees that all entrances, exits, driveways and service areas will remain substantially as presently exist. Landlord agrees not to interfere with, obstruct or otherwise prevent the operation of Tenant's drive-up window.

     Landlord will utilize its best efforts to enforce rules applicable to Landlord and all new tenants of the Building requiring those people employed by tenants or occupants of the Building to park in the covered parking area of the Building, first.

     Landlord shall neither permit nor allow any abandoned motor vehicle to be left in the parking area.

     Throughout the term of the Lease and any option period, the Tenant reserves the right to require the Landlord to exclusively designate two (2) parking areas in front of the Premises for the exclusive use of Tenant's customers, to be marked by the Tenant.

     4. Common Areas. Throughout the term of this demise, the Landlord shall
        ------------
keep the Building and the common areas serving the Premises in good condition and repair, free of debris, ice, filth and refuse. The term "Building" as utilized herein and in the Least means the entire structure of which the Premises are a part

     5. Access. Included in this demise are all rights, privileges, and
        ------
easements necessary for access to the Premises for Tenant, its employees, agents, invitees and all those having business with it.

     6. Landlord's Covenants. Landlord covenants and warrants chat Landlord has
        --------------------
full right and lawful authority to enter into this Lease for the full initial term and all extensions; that Landlord is lawfully seized of the entire land and Building of which the Premises are a part and that said land and that said land and Building are free and clear of all encumbrances, as of date hereof, and that as of the date hereof, the Premises are delivered to the Tenant and, to the best of the Landlord's knowledge, the Landlord has not received notice of a violation of applicable laws (except to the extent, if any, identified in Planning Commission Resolution #01-036), ordinances and regulations including building codes regarding the Premises; that to the Landlord's best knowledge and belief there are no laws, ordinances, government requirements or regulations or zoning or other matters which will restrict, limit or prevent Landlord's use of the Premises for the use contemplated in this Lease.

     7. Taxes. Landlord shall pay all taxes, assessments and other charges which
        -----
may be levied, assessed or charged against the land and Building of which the Premises are a part, but not with respect to Tenant's personal property upon the Premises and the Premises, and will make all payments required to be made under the terms of any mortgage or deed of trust which is now or hereafter becomes a lien on the land and building of which the Premises are a part.

     8. Laws. Landlord shall, at Landlord's sole cost and expense, comply with
        ----
all requirements of all county, municipal, State and federal laws and regulations, now enforced, or which may hereafter be enforced, which pertain to the physical or environmental condition of the land and Building including the Premises, including without limitation laws and regulations pertaining to disabled persons, asbestos, radon and hazardous substances (unless such asbestos, radon and hazardous substances were caused by Tenant.)

     9. Maintenance of Parking and Common Areas.
        ---------------------------------------

     A. During the entire term of this Lease and any extension thereof, Landlord shall maintain and repair the Building, parking area and common areas in good condition and repair. The obligation on the part of the Landlord to maintain said parking and common areas in good condition and repair shall, without limiting the generality thereof, include the following:

     a. Maintaining the parking and walk-way surfaces in a level, smooth and. evenly covered condition with the type of surfacing materials originally installed or of similar quality, use and durability;

     b. To keep the areas neat, reasonably clean and orderly during all seasons.

     c. Keeping in repair, and replacing any necessary appropriate direction signs, makers and lines; and operating, keeping in repair and replacing when necessary artificial lighting facilities;

     d. Maintaining any perimeter walls in a good condition and state of repair;

     e. Maintaining all landscaped areas, making such replacements of shrubs and other landscaping as is necessary.

     f. Perform all structural and exterior repairs and replacements, as needed.

     10. In the event the Tenant fails to notify the Landlord or its intention to exercise any of the option terms within the time period set forth herein, Tenant's option to extend shall not expire until thirty (30) clays after Landlord notifies Tenant that time to exercise such option has approached.

     12. In the event of a breach on the part of Landlord respect to any of the covenants, agreements, terms, provisions or conditions on the part of or on behalf of Landlord to be kept, observed or performed, Tenant shall give Landlord thirty (30) days written notice of any such breach. In the event Landlord's fails to diligently pursue to cure such notice breach, Tenant shall have the right, upon ten (10) days written notice to Landlord, to use self-help to cure such breach. Tenant's self-help costs shall be offset against future rental payments.

     13. In the event Landlord is required to interrupt any heating, elevator, lighting, ventilating, air-conditioning, gas, steam, power, electricity, water, cleaning or other services by reason of accidents, strikes, or the making or repairs, alterations or improvements or the inability to secure a proper supply of fuel, gas, steam, water, electricity, labor or supplies or by reason of any other similar cause and such interruption continues for a period of forty-eight
(48) hours, Tenant shall be entitled to abate rentals until such time as the stoppage or interruption ceases.

LANDLORD:                                    TENANT:
GESA B. VOGT                                 CORNERSTONE BANCORP INC.


/s/ Gesa B. Vogt                             By /s/ Jay Forgotson,
--------------------------------                --------------------------------
Gesa B. Vogt                                    Jay Forgotson, President

                           Resolution For Adoption By
                           ---------- --- -------- --
                             Board of Directors of
                             ----- -- --------- --
                              Cornerstone Bancorp
                              ----------- -------

A resolution was presented and approved by the Board of Directors of Cornerstone Bancorp at a Board meeting held on May 16, 2001 for the authorization to open a new full service branch at 1071 Post Road East, Westport, CT and to execute a lease therefore.

I hereby certify that I am the Secretary of the Bank; that I am the keeper of the corporate records and the seal of the Bancorp; that the attached is a true, correct, and complete copy of the resolution of the Board of Directors at a meeting held on May 16, 2001 for purposes of authorizing the Bancorp to open a new full service branch at 1071 Post Road East, Westport, CT and to enter into a lease; and that the same has not in any way been modified, repealed or rescinded and is in full force and effect.

In witness Whereof, I have hereunto set my hand as secretary of the Bank and affixed the corporate seal this 17th day of May 2001.


                                                        /s/ Leigh A. Hardisty
                                                        ------------------------
                                                        Leigh A. Hardisty
                                                        Secretary of the Bank

                                Lease Assignment

     This Lease Assignment is made and agreed to on the 21st day of June, 2001, by and between Cornerstone Bancorp, Inc. (hereinafter, the "Assignor") and Cornerstone Bank (hereinafter, the "Assignee")

                                    Recitals:

Whereas, Assignor entered into a lease on June 6, 2001 with Gesa B. Vogt (hereinafter, the "Landlord") for a portion of the premises located at 1071 Post Road, Westport, Connecticut, 06880, (the "Lease") which premises are to be operated as a full-service branch of the Assignee;

Whereas, Assignee is an operating subsidiary of the Assignor and is in the business of operating full and limited services branches, and the Assignor is not in such business;

Whereas, Assignor now wishes to assign the Lease to the Assignee, and Assignee wishes to accept said assignment with all rights and obligations thereunder, and to operate a full service branch on the premises subject to the Lease;

                                    Agreement

Now Therefore, Assignor and Assignee in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows:

     1. Assignor hereby assigns all of its rights under the Lease to the Assignee; and Assignee accepts such assignment and agrees to abide by and fulfill all terms, obligations and conditions contained in the Lease as if it were Lessee thereunder.

     2. This Assignment is being made in accordance with Section 11 of the Lease, except that as between the Assignor and Assignee, it shall become immediately effective as of the date the Lease was originally executed. Assignor and Assignee recognize that it was contemplated by all parties at the time of the Lease execution that Assignee would be the operator of the leased premises as a full service bank branch. Notwithstanding the forgoing Assignor will use its best efforts to obtain Landlord's written consent to the assignment made hereby.

     3. Assignor and Assignee agree that this assignment is on the same terms and conditions with the same obligations contained in the Lease and that the Assignor will receive no "Profit" (as that term is defined in Section 11d of the Lease) under this Assignment.

In Witness Whereof the Assignor and Assignee have executed this Lease Assignment of this 28th day of June, 2001.

Assignor:                                               Assignee:
Cornerstone Bancorp, Inc                                Cornerstone Bank


/s/ Jay M. Forgotson                                    /s/ James P. Jakubek
------------------------                                ------------------------
Jay M. Forgotson                                        James P. Jakubek
Its President & CEO                                     Its President & CEO

                     [LETTERHEAD] CORNERSTONE BANCORP INC.

                                                                Jay M. Forgotson

June 28, 2001

Ms. Gesa B. Vogt
Premium Point
New Rochelle, New York 10801

Re: Lease Assignment 1071 Post Road, Westport, Ct., to Cornerstone Bank

Dear Ms. Vogt:

After we reviewed the lease at the Holding Company, it became apparent to us that since Cornerstone Bank will be operating the branch upon the Leased Premises, they should be a party to the lease. We therefore prepared the attached assignment from Cornerstone Bancorp, Inc. to Cornerstone Bank in accordance with the relevant lease provisions.

As is set forth in the lease, Cornerstone Bancorp, Inc. remains liable to you under the lease, but as of the execution of the Assignment, Cornerstone Bank is also liable under the lease. Pursuant to said lease, we hereby request your approval to the Assignment.

Please feel free to review this document with your counsel and suggest any changes that would add to your comfort. Thereafter, please sign a copy of this letter indicating your consent to the Assignment and return it to my attention. Thank you.

Sincerely,


/s/ Jay M. Forgotson
--------------------
Jay M. Forgotson
President & CEO

Consent to the Assignment of Lease to Cornerstone Bank is hereby granted as of the 3rd day of July, 2001.


By: /s/ Gesa B. Vogt
--------------------
Gesa B. Vogt

550 Summer Street. Stamford, CT 06901. (203)356-0111. Fax:(203)348-3576